UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 13, 2009

BANK OF FLORIDA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Immokalee Road, Naples, Florida	34110
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number:    (239) 254-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.          Regulation FD Disclosure.

On July 13, 2009, Bank of Florida Corporation issued a press release announcing a conference call to discuss its results for the quarter ending June 30, 2009 and its prospects for the third quarter of 2009. The conference call will be held at 9:00 a.m. EDT on July 21, 2009. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.          Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are being furnished with this Report:

99.1     Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Florida Corporation
(Registrant)
Date:	July 13, 2009

/s/ Tracy L. Keegan
Tracy L. Keegan
Chief Financial Officer & Executive Vice President